UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2026

Republic Airways Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38626	85-0302351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Brickyard Lane Carmel, IN	46032
(Address of principal executive offices)	(Zip Code)

(317) 484-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RJET	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 8.01 of this Current Report on Form 8-K is incorporated by reference herein.

The issuance of 2,744,348 shares of common stock of Republic Airways Holdings Inc. (the “Company”) to United Airlines, Inc. (“United”), upon release from escrow, was made in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder.

Item 8.01.	Other Events.

Pursuant to the terms of (i) that certain Three Party Agreement, dated as of April 4, 2025, by and among the Company (formerly known as Mesa Air Group, Inc.), Mesa Airlines, Inc., United, Republic Airways Holdings Inc. (“Legacy Republic”), and Mesa Shareholder Representative, LLC (“Mesa Representative”) and (ii) that certain Escrow Agreement, dated as of November 25, 2025, by and among the Company, Mesa Representative, United and Computershare Trust Company, National Association, a national banking association organized under the laws of the United States, as escrow agent, on February 5, 2026, 2,744,348 shares of the Company’s common stock were released from escrow to United (valued at $18.84 per share, with a total value of approximately $51,703,516), in exchange for the forgiveness and repayment of certain debts and obligations of the Company prior to its merger with Legacy Republic.

Subsequently, the balance of the remaining 109,106 shares of the Company’s common stock was returned to the Company from escrow and such shares were cancelled and retired. After giving effect to the foregoing settlement, as of February 9, 2026, the Company has 46,829,476 shares of common stock issued and outstanding.

For additional background on the foregoing arrangement and the closing of the Company’s merger with Legacy Republic, see the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on December 1, 2025 (as amended by Amendment No. 1 to the Current Report on Form 8-K, filed with the SEC on December 17, 2025).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2026	REPUBLIC AIRWAYS HOLDINGS INC.

	By:	/s/ Joseph P. Allman
	Name:	Joseph P. Allman
	Title:	Senior Vice President and Chief Financial Officer